UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 1, 2019
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant’s telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	NYSE
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 8.01 Other Events.

2020 Cost of Capital Proceeding

As previously disclosed, on April 22, 2019, Pacific Gas and Electric Company (the “Utility”), a subsidiary of PG&E Corporation, filed an application with the California Public Utilities Commission (the “CPUC”), requesting that the CPUC authorize the Utility’s capital structure and rates of return for its electric generation, electric and natural gas distribution, and natural gas transmission and storage rate base beginning on January 1, 2020. In its application, the Utility requested a 16 percent rate of return on equity for 2020, which reflected, among other things, the wildfire-related challenges that the Utility was facing.  The Utility also proposed to amend its cost of capital application with an updated cost of capital if the CPUC or the California legislature implemented actions to materially reduce the challenges that investor-owned utilities face in California in connection with the extreme wildfire risk.

As previously disclosed, California Assembly Bill 1054 (“AB 1054”), enacted on July 12, 2019, provides for the establishment of a statewide fund (the “Wildfire Fund”) that will be available for eligible electric utility companies to pay eligible claims for liabilities arising from wildfires occurring after July 12, 2019 that are caused by the applicable electric utility company’s equipment, subject to the terms and conditions of AB 1054.  On July 23, 2019, the Utility notified the CPUC of its election to participate in the Wildfire Fund. The Utility’s participation in the Wildfire Fund is subject to the conditions and limitations set forth in AB 1054.

As a result of the expected effects of AB 1054 on the Utility’s wildfire-related risk profile, on August 1, 2019, in a supplemental cost of capital testimony, the Utility proposes to revise its rate of return on equity to 12 percent.

The following table compares the currently authorized capital structure and rates of return which will remain in effect through 2019 with those requested in the Utility’s application for 2020, as revised on August 1, 2019:

	2019 Currently Authorized			2020 Requested (as revised)
	Cost	Capital Structure	Weighted Cost	Cost	Capital Structure	Weighted Cost
Return on common equity	10.25%	52.00%	5.33%	12.00%	52.00%	6.24%
Preferred stock	5.60%	1.00%	0.06%	5.52%	0.50%	0.03%
Long-term debt	4.89%	47.00%	2.30%	5.16%	47.50%	2.45%
Weighted average cost of capital			7.69%			8.72%

The Utility indicates in its supplemental cost of capital testimony that AB 1054 does not directly impact the Utility’s test year 2020 cost of debt.  However, that estimated cost of debt will be impacted by the Utility’s exit financing as part of its future chapter 11 plan of reorganization.

This supplemental cost of capital testimony does not address the Utility’s currently-effective formula rate for electric transmission rates, including the requested return on equity, which is pending at the Federal Energy Regulatory Commission (“FERC”).  The parties in the FERC proceeding are currently involved in settlement negotiations.

As previously indicated, the Utility expects to file a new cost of capital application with the CPUC on or about the time it emerges from its chapter 11 bankruptcy proceeding.

The Utility is unable to predict the timing and outcome of this proceeding.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of PG&E Corporation and the Utility.  These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties, including whether the Utility will satisfy the eligibility conditions to participate in the Wildfire Fund, how the Utility will finance its required contributions to the Wildfire Fund and the extent to which any benefits to the Utility of participating in the Wildfire Fund will be realized, including the degree to which the implementation of AB 1054 mitigates wildfire-related challenges facing the Utility.  In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include whether the CPUC grants this cost of capital application and the other factors disclosed in PG&E Corporation’s and the Utility’s Annual Report on Form 10-K for the year ended December 31, 2018, their most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, and their subsequent reports filed with the Securities and Exchange Commission.  Additional factors include, but are not limited to, those associated with PG&E Corporation’s and the Utility’s chapter 11 cases.  PG&E Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ JASON P. WELLS
Dated: August 1, 2019		Name:	JASON P. WELLS
		Title:	Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ LINDA Y.H. CHENG
		Name:	LINDA Y.H. CHENG
Dated: August 1, 2019		Title:	Vice President, Corporate Governance and Corporate Secretary